[LOGO] MFS(R)
THE FIRST NAME IN MUTUAL FUNDS

SEMIANNUAL REPORT
DECEMBER 31, 1995

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

TRUSTEES                            INVESTMENT ADVISER
A. Keith Brodkin*                   Massachusetts Financial Services Company
Chairman and President              500 Boylston Street
                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises        DISTRIBUTOR
(diversified holding company)       MFS Fund Distributors, Inc.
                                    500 Boylston Street
William R. Gutow                    Boston, MA 02116-3741
Vice Chairman, Capitol
Entertainment Management Company    PORTFOLIO MANAGERS
(blockbuster Video Franchise)       John W. Ballen*
                                    Christian Felipe*

                                    TREASURER
                                    W. Thomas London*

                                    ASSISTANT TREASURER
                                    James O. Yost*

                                    SECRETARY
                                    Stephen E. Cavan*

                                    ASSISTANT SECRETARY
                                    James R. Bordewick, Jr.*

                                    SHAREHOLDER SERVICE CENTER
                                    MFS Service Center, Inc.
                                    P.O. Box 2281
                                    Boston, MA 02107-9906

                                    For general information, call toll free:
                                    1-800-637-2262

                                    CUSTODIAN
                                    State Street Bank and Trust Company

*Affiliated with the Investment Adviser

LETTER  TO  SHAREHOLDERS
Dear Shareholders:

An environment of declining interest rates and a favorable outlook for inflation helped establish a pattern of positive performance in both fixed-income and equity markets around the world during the past 12 months. A series of reductions in short-term interest rates by the Federal Reserve Board, as well as by some other central banks around the world, contributed to declining yields and rising prices of many fixed-income securities throughout the year. At the same time, lower interest rates and strong corporate earnings reports through most of the year helped the prices of many stocks to rise over the period, producing strong returns.

    For the six months ended December 31, 1995, the Fund posted a total return of +21.53% (including the reinvestment of distributions). This compares to a +12.26% return for the Russell 2000 Total Return Index (an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ). The Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, had a return of +14.43% over the same period. A discussion of these results may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook
Moderate but sustainable growth was the hallmark of the economic expansion's fifth year, although some signs of sluggishness were evident late in the year. Recent retail sales, for example, have been disappointing, in part because of rising levels of consumer debt. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad limits demand for many U.S. goods. However, the Federal Reserve's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Stock Market
After some volatility late in the third quarter, the stock market continued to strengthen. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and inflation is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology has helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Portfolio Performance and Strategy
The Fund's superior performance resulted primarily from strong price appreciation in the stock prices of many of its holdings in the technology sector. Technology stocks responded in 1995 with very strong earnings growth for semiconductor, hardware, software, networking, and processing companies. Adobe Systems (electronic printing and publishing software), Cadence Design Systems (electronic design automatic software), Informix (database software and tools), and Oracle Systems (database software) reported very strong earnings and their stock prices responded positively. Our holdings in Sybase (database software) and BMC Software (systems software) became major positions for the Fund when we added to them after they reported disappointing earnings which drove their stock prices to levels we believed to be very depressed. Both stocks rebounded strongly and contributed to the positive performance of the Fund. Other strong performers included networking stocks such as Cabletron and Bay Networks. The stocks of our semiconductor companies, such as LSI Logic and Linear Technology, responded very positively to their very strong earnings reports. Autodesk (computer-aided design) reported disappointing earnings and has been a disappointing stock. We maintain a position in Autodesk because we believe its stock price will rebound from its currently depressed level.

    The performance of our leisure stocks was particularly enhanced by the large weighting in HFS, the nation's largest franchiser of hotels and real estate companies, which saw its stock price more than triple last year. Strong earnings gains and acquisitions such as Century 21 assured investors of its future growth prospects. We believe HFS has an astute management team and the position is the Fund's largest.

    Health care stocks had mixed performance over the past year due to investor confusion concerning the effect of lower Medicare reimbursement levels. Even though Medicare reimbursement has been cut for many companies, we believe well-managed companies will adjust their costs accordingly. Health maintenance organizations (HMO's) such as Pacificare Health Systems, and hospital management companies such as Health Management Associates and Community Health Systems, could provide many of the solutions to the high level of the nation's health care costs.

    This year, the stock market and the Fund's investments rose as companies reported better-than-expected earnings. This environment was very favorable for many of our companies, which reported strong earnings. We believe this trend of investors favoring companies with strong earnings will continue in 1996, driving share prices of these companies higher. Our largest sector concentration continues to be technology. While earnings gains may not be as strong in 1996 as they were in 1995, we believe this sector should still have the strongest earnings gains of any group in 1996. We are also positive on the health care service and consumer sectors. Both groups performed poorly in 1995, and we believe their stock prices are depressed. We believe that the health care cost-containment companies will ultimately benefit from the cost- reduction initiatives in Washington. The consumer sector is poised to respond very positively to only a small positive change in consumer spending.

    Looking ahead, we believe 1996 could be the fifth consecutive year of above-average earnings gains for the S&P 500. U.S. companies are realizing record returns on their investments as they use technology and outsourcing to reduce their costs and increase productivity. We are living through an unprecedented era of productivity gains for the service sector. The downsizing of corporate America would be detrimental to the U.S. economy if not for the ability of the smaller companies in the United States to absorb and retain those workers. We believe these productivity gains are responsible for what has been one of the best stock market periods on record.

    We believe the companies in the portfolio are particularly well suited to benefit from this technology-driven productivity. Obviously, our technology companies are providing the tools to the rest of the economy. Our other companies are using technology to increase their productivity and lower their costs. We remain optimistic that the progress for our portfolio companies will be rewarded by investors in 1996.

Respectfully,

/s/ A. Keith Brodkin          /s/ John W. Ballen       /s/ Christian Felipe
-----------------------       --------------------     ------------------------
A. Keith Brodkin              John W. Ballen           Christian Felipe
Chairman and President        Portfolio Manager        Portfolio Manager

January 12, 1996

PORTFOLIO  MANAGER  PROFILES
John Ballen began his career at MFS as an industry specialist in 1984 and was promoted to Investment Officer in 1986, Vice President - Investments in 1987, Director of Research in 1988 and Senior Vice President in 1990. In 1993, he became Director of Equity Portfolio Management. He has been the Portfolio Manager of MFS Institutional Emerging Equities Fund since 1993.

Christian Felipe joined the MFS Research Department in 1986. A graduate of U.C.L.A. and the University of Pennsylvania's Wharton School of Finance and Commerce, he was named Investment Officer in 1987, Assistant Vice President Investments in 1988, Vice President - Investments in 1989 and Senior Vice President in 1996. Mr. Felipe has served as Portfolio Manager of MFS Institutional Emerging Equities Fund since 1993.

PERFORMANCE  SUMMARY
Because mutual funds like MFS Institutional Emerging Equities Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
(net asset value change including reinvested distributions)

                                                                   6/16/93+-
                                            6 Months     1 Year   12/31/95
------------------------------------------------------------------------------
Cumulative Total Return                      +21.53%    +43.77%   +107.97%
------------------------------------------------------------------------------
Average Annual Total Return                     --      +43.77%   + 33.38%
------------------------------------------------------------------------------
+Commencement of offering of shares.

All results represent past performance
and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All Fund results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - December 31, 1995

Common Stocks - 95.9%
-----------------------------------------------------------------------------
Issuer                                                  Shares          Value
-----------------------------------------------------------------------------
Advertising - 0.1%
  CKS Group, Inc.*                                         500  $      19,500
-----------------------------------------------------------------------------
Apparel and Textiles - 1.0%
  Fila Holdings, SPA, ADR                               15,000  $     682,500
  Nine West Group, Inc.*                                26,200        982,500
                                                                -------------
                                                                $   1,665,000
-----------------------------------------------------------------------------
Automotive - 0.3%
  Superior Industries International, Inc.               21,700  $     572,337
-----------------------------------------------------------------------------
Biotechnology - 0.1%
  Myriad Genetics, Inc.*                                 1,300  $      42,413
-----------------------------------------------------------------------------
Business Machines - 1.5%
  Affiliated Computer Services Inc., "A"*               48,100  $   1,803,750
  Sun Microsystems, Inc.*                               15,000        684,375
                                                                -------------
                                                                $   2,488,125
-----------------------------------------------------------------------------
Business Services - 8.5%
  BISYS Group, Inc.*                                    45,200  $   1,389,900
  CUC International, Inc.*                              50,000      1,706,250
  Ceridian Corp.*                                       30,900      1,274,625
  Computer Sciences Corp.*                              20,000      1,405,000
  DST Systems, Inc.                                      3,900        111,150
  FIserv, Inc.*                                         40,000      1,200,000
  Franklin Quest Co.*                                   70,000      1,365,000
  Global Directmail Corp.*                              15,900        437,250
  Interim Services, Inc.*                               60,000      2,085,000
  Learning Tree International, Inc.*                     2,300         35,938
  SPS Transaction Services, Inc.*                       80,000      2,370,000
  Technology Solutions Co.*                             18,400        358,800
  Transaction Systems Architects, Inc. "A"*              5,500        185,625
                                                                -------------
                                                                $  13,924,538
-----------------------------------------------------------------------------
Cellular Phones - 0.8%
  Cellular Communications of Puerto Rico, Inc.*         50,000  $   1,387,500
-----------------------------------------------------------------------------
Computer Software - Personal Computers - 2.6%
  Acclaim Entertainment, Inc.*                          25,000  $     309,375
  Autodesk, Inc.                                        62,900      2,154,325
  Smith Micron Software, Inc.*                           1,500         10,125
  Symantec Corp.*                                       74,100      1,722,825
                                                                -------------
                                                                $   4,196,650
-----------------------------------------------------------------------------
Computer Software - Systems - 21.7%
  Adobe Systems, Inc.                                   53,100  $   3,292,200
  BDM International, Inc.*                               5,800        168,200
  BMC Software, Inc.*                                  113,500      4,852,125
  Cadence Design Systems, Inc.*                        175,000      7,350,000
  Cognos, Inc.*                                         25,000      1,115,625
  Computer Associates International, Inc.               40,000      2,275,000
  Compuware Corp.*                                      50,000        925,000
  Informix Corp.*                                       30,000        900,000
  Network Appliance, Inc.*                               1,200         48,150
  Objective Systems Integrators, Inc.*                   1,900        104,025
  Oracle Corp.*                                        160,000      6,780,000
  Softquad International, Inc.*                         55,000        292,232
  Sybase, Inc.*                                        122,000      4,392,000
  System Software Associates, Inc.                     144,300      3,138,525
                                                                -------------
                                                                $  35,633,082
-----------------------------------------------------------------------------
Consumer Goods and Services - 0.3%
  Blyth Industries, Inc.                                17,800  $     525,100
  META Group, Inc.*                                        600         18,375
                                                                -------------
                                                                $     543,475
-----------------------------------------------------------------------------
Electronics - 5.9%
  Burr-Brown Corp.*                                     33,100  $     844,050
  Linear Technology, Corp.                              30,000      1,177,500
  LSI Logic Corp.*                                     165,000      5,403,750
  Oak Technology, Inc.*                                  4,300        181,675
  Ross Technology, Inc.*                                 1,000          9,750
  Tower Semiconductor Ltd.*                             40,000        885,000
  Xilinx, Inc.*                                         40,100      1,223,050
                                                                -------------
                                                                $   9,724,775
-----------------------------------------------------------------------------
Entertainment - 5.0%
  American Radio Systems Corp.*                          9,600  $     268,800
  Argyle Television Inc., "A"*                          32,200        563,500
  Casino America, Inc.*                                  3,700         22,663
  Clear Channel Communications*                          6,400        282,400
  Grand Casinos, Inc.*                                  30,000        697,500
  GT Bicycles, Inc.*                                     4,400         40,700
  Harrahs Entertainment, Inc.*                          45,600      1,105,800
  Heritage Media Corp., "A"*                            40,000      1,025,000
  Infinity Broadcasting Corp., "A"*                     50,000      1,862,500
  Lin Television Corp.*                                  1,200         35,700
  Mirage Resorts, Inc.*                                 40,000      1,380,000
  National Gaming Corp.*                                11,700        138,937
  Rio Hotel & Casino, Inc.*                             13,300        157,937
  Sinclair Broadcasting Group, "A"*                     14,300        246,675
  Young Broadcasting Corp., "A"*                        10,900        307,925
                                                                -------------
                                                                $   8,136,037
-----------------------------------------------------------------------------
Financial Institutions - 4.5%
  Advanta Corp., "B"                                    13,600  $     494,700
  Donaldson, Luftkin & Jenrette, Inc.*                   2,200         68,750
  Franklin Resources, Inc.                             100,000      5,037,500
  Student Loan Corp.                                    55,000      1,870,000
                                                                -------------
                                                                $   7,470,950
-----------------------------------------------------------------------------
Insurance - 1.6%
  Amerin Corp.*                                          5,000  $     133,750
  Equitable of Iowa Cos.                                79,300      2,547,513
                                                                -------------
                                                                $   2,681,263
-----------------------------------------------------------------------------
Medical and Health Products - 0.1%
  Medisense, Inc.*                                       4,300  $     135,988
  Neuromedical Systems, Inc.*                            2,000         40,250
                                                                -------------
                                                                $     176,238
-----------------------------------------------------------------------------
Medical and Health Technology and Services - 12.2%
  Community Health Systems, Inc.*                       63,100  $   2,247,938
  Genesis Health Ventures, Inc.*                        25,100        916,150
  Health Management Assoc., Inc., "A"*                  90,000      2,351,250
  IDX Systems Corp.*                                     1,100         38,225
  Integrated Health Services, Inc.                      25,000        625,000
  Lincare Holdings, Inc.*                               16,000        400,000
  Living Centers Of America, Inc.*                      20,000        700,000
  Manor Care, Inc.                                      18,000        630,000
  Mariner Health Group, Inc.*                            8,200        137,350
  Mid-Atlantic Medical Services, Inc.*                  94,700      2,296,475
  Owen Healthcare, Inc.*                                 8,800        243,100
  Pacificare Health Systems, Inc., "A"*                 15,000      1,305,000
  Pacificare Health Systems, Inc., "B"*                 40,000      3,480,000
  Sterling Healthcare Group*                             5,800         61,625
  Surgical Care Affiliates, Inc.                       134,700      4,579,800
  Total Renal Care Holdings, Inc.*                       1,600         47,200
                                                                -------------
                                                                $  20,059,113
-----------------------------------------------------------------------------
Pollution Control - 0.8%
  Sanifill, Inc.*                                       40,000  $   1,335,000
-----------------------------------------------------------------------------
Printing and Publishing - 1.0%
  Pulitzer Publishing Co.                               36,100  $   1,723,775
-----------------------------------------------------------------------------
Restaurants and Lodging - 7.9%
  Apple South, Inc.                                     25,000  $     537,500
  Applebee's International, Inc.                        49,900      1,135,225
  Brinker International, Inc.*                          10,000        151,250
  Bristol Hotel Co.*                                     2,300         56,063
  Buffets, Inc.*                                        57,900        796,125
  Extended Stay America, Inc.*                           1,200         33,000
  HFS, Inc.*                                            80,500      6,580,875
  Promus Hotel Corp.*                                   80,550      1,792,237
  Renaissance Hotel Group N.V.*                         12,500        318,750
  ShoLodge, Inc.*                                       54,565        518,367
  Sonic Corp.*                                          50,000        950,000
  Taco Cabana, Inc., "A"*                               35,900        179,500
                                                                -------------
                                                                $  13,048,892
-----------------------------------------------------------------------------
Special Products and Services - 0.2%
  Central Packaging Corp.*                               9,700  $     278,875
-----------------------------------------------------------------------------
Stores - 8.0%
  BT Office Products International, Inc.*                8,600  $     137,600
  Consolidated Stores Corp.*                            90,100      1,959,675
  Discount Auto Parts, Inc.*                            25,700        799,913
  Duty Free International, Inc.                          7,500        120,000
  General Nutrition Cos., Inc.*                         21,800        501,400
  Gymboree Corp.*                                       60,000      1,237,500
  MSC Industrial Direct Co., "A"*                        1,500         41,250
  Micro Warehouse, Inc.*                                93,100      4,026,575
  Mothers Work, Inc.*                                   20,000        295,000
  Office Depot, Inc.*                                  110,000      2,172,500
  Officemax, Inc.*                                      80,000      1,790,000
                                                                -------------
                                                                $  13,081,413
-----------------------------------------------------------------------------
Telecommunications - 9.9%
  Bay Networks, Inc.*                                   40,500  $   1,665,563
  Cabletron Systems, Inc.*                             103,700      8,399,700
  Digital Link Corp.*                                    6,100         86,163
  Equalnet Holdings Corp.*                               5,600         40,600
  Glenayre Technologies, Inc.                           17,600      1,095,600
  LCI International, Inc.*                              30,000        615,000
  Midcom Communications, Inc.*                           6,900        125,925
  Paging Network, Inc.*                                 19,700        480,187
  Pairgain Technologies, Inc.*                           3,600        197,100
  Rogers Cantel Mobile Communications, "B"*             30,000        795,000
  Tel-Save Holdings, Inc.*                              10,000        138,750
  Tellabs, Inc.*                                        24,800        917,600
  US Robotics Corp.*                                    11,400      1,000,350
  Westell Technologies, Inc.*                            1,600         40,200
  WorldCom, Inc.*                                       19,674        693,508
                                                                -------------
                                                                $  16,291,246
-----------------------------------------------------------------------------
Utilities - Telephone - 1.9%
  Frontier Corp.                                       104,100  $   3,123,000
-----------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $133,440,092)              $157,603,197
-----------------------------------------------------------------------------

Short-Term  Obligation - 4.3%
-----------------------------------------------------------------------------
                                              Principal Amount
                                                 (000 Omitted)
-----------------------------------------------------------------------------
  Ford Motor Credit Corp., due 1/02/96 at
    Amortized Cost                                      $7,000  $   6,998,840
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $140,438,932)                $164,602,037

Other  Assets,  Less  Liabilities - (0.2%)                           (263,824)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $164,338,213
-----------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL  STATEMENTS

Statement  of  Assets  and  Liabilities  (Unaudited)
-----------------------------------------------------------------------------
December 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $140,438,932)         $164,602,037
  Cash                                                                74,827
  Receivable for Fund shares sold                                    288,051
  Receivable for investments sold                                  4,746,467
  Dividends receivable                                                23,407
  Receivable from investment adviser                                  79,968
  Other assets                                                         4,967
                                                                ------------
      Total assets                                              $169,819,724
                                                                ------------
Liabilities:

  Payable for investments purchased                             $  5,425,630
  Payable to affiliates for management fee                            10,049
  Accrued expenses and other liabilities                              45,832
                                                                ------------
      Total liabilities                                         $  5,481,511
                                                                ------------
Net assets                                                      $164,338,213
                                                                ============
Net assets consist of:
  Paid-in capital                                               $130,812,490
  Unrealized appreciation on investments                          24,163,105
  Accumulated undistributed net realized gain on investments       9,564,089
  Accumulated net investment loss                                   (201,471)
                                                                ------------
      Total                                                     $164,338,213
                                                                ============
Shares of beneficial interest outstanding                        9,034,201
                                                                ============
Net asset value, redemption price and offering price per
 share (net assets of $164,338,213 / 9,034,201 shares of
 beneficial interest outstanding)                                  $18.19
                                                                   ======
See notes to financial statements

Statement  of  Operations  (Unaudited)
------------------------------------------------------------------------------
Six Months Ended December 31, 1995
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $   215,978
    Dividends                                                         125,036
                                                                  -----------
      Total investment income                                     $   341,014
                                                                  -----------
  Expenses -
    Management fee                                                $   542,485
    Trustees' compensation                                              2,733
    Shareholder servicing agent fee                                     5,347
    Custodian fee                                                      34,205
    Printing                                                            7,491
    Auditing fees                                                       4,300
    Legal fees                                                          2,895
    Miscellaneous                                                      27,511
                                                                  -----------
      Total expenses                                              $   626,967
    Fees paid indirectly                                               (4,514)
    Preliminary reduction of expenses by investment adviser           (79,968)
                                                                  -----------
      Net expenses                                                $   542,485
                                                                  -----------
        Net investment loss                                       $  (201,471)
                                                                  -----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                  $17,603,737
  Change in unrealized appreciation                                 8,327,668
                                                                  -----------
      Net realized and unrealized gain on investments             $25,931,405
                                                                  -----------
        Increase in net assets from operations                    $25,729,934
                                                                  ===========
See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------
                                             Six Months Ended
                                            December 31, 1995      Year Ended
                                                  (Unaudited)   June 30, 1995
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                            $   (201,471)   $   (137,307)
  Net realized gain on investments                 17,603,737       7,226,805
  Net unrealized gain on investments                8,327,668      17,594,663
                                                 ------------    ------------
    Increase in net assets from operations       $ 25,729,934    $ 24,684,161
                                                 ------------    ------------
Distributions declared to shareholders
  from net realized gain on investments          $(14,424,189)   $ (1,742,406)
                                                 ------------    ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares               $ 34,704,630    $ 60,983,226
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                  14,196,197       1,687,224
  Cost of shares reacquired                        (2,887,642)     (6,152,083)
                                                 ------------    ------------
    Increase in net assets from Fund share
      transactions                               $ 46,013,185    $ 56,518,367
                                                 ------------    ------------
      Total increase in net assets               $ 57,318,930    $ 79,460,122
Net assets:
  At beginning of period                          107,019,283      27,559,161
                                                 ------------    ------------
  At end of period (including accumulated
    net investment loss of $201,471 and $0,
    respectively)                                $164,338,213    $107,019,283
                                                 ============    ============
See notes to financial statements

Financial  Highlights
------------------------------------------------------------------------------
                           Six Months Ended      Year Ended June 30,
                          December 31, 1995      -----------------------------
                                (Unaudited)        1995       1994      1993*
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
 period                              $16.42      $11.75     $10.17    $10.00
                                     ------      ------     ------    ------
Income from investment operations# -
  Net investment income (loss)       $(0.04)     $(0.03)    $(0.03)   $ 0.01
  Net realized and unrealized
   gain on investments                 3.56        5.04       1.82###   0.16
                                     ------      ------     ------    ------
      Total from investment
        operations                   $ 3.52      $ 5.01     $ 1.79    $ 0.17
                                     ------      ------     ------    ------
Less distributions declared to
shareholders -

  From net investment income         $ --        $ --       $ --**    $ --
  From net realized gain on
    investments                       (1.75)      (0.34)     (0.21)     --
                                     ------      ------     ------    ------
  Total distributions declared
    to shareholders                  $(1.75)     $(0.34)    $(0.21)   $ --
                                     ------      ------     ------    ------
Net asset value - end of period      $18.19      $16.42     $11.75    $10.17
                                     ======      ======     ======    ======
Total return                          21.53%++    43.21%     17.50%     1.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                           0.76%+      0.75%      0.78%     0.90%+
  Net investment income (loss)       (0.28)%+    (0.19)%    (0.27)%     2.24%+
Portfolio turnover                       51%         86%        94%      --
Net assets at end of period
 (000 omitted)                      $164,338    $107,019    $27,559    $3,052
  *For the period from commencement of investment operations, June 16,
   1993 to June 30, 1993.
 **The per share distribution from net investment income was $0.00175.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to June 30, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###The per share data is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment loss             $ (0.06)    $ (0.07)   $ (0.11)   $ --
    Ratios (to average net assets):
      Expenses##                       0.88%+      0.98%      1.54%     2.50%+
      Net investment income           (0.39)+     (0.42)%    (1.02)%     0.64%

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(1) Business and Organization
MFS Institutional Emerging Equities Fund (the Fund), formerly known as the MFS Emerging Equities Fund, is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting
PoliciesInvestment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $97,803,006 and $68,860,506, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                    $140,438,932
                                  ------------
Gross unrealized appreciation     $ 29,360,397
Gross unrealized depreciation       (5,197,292)
                                  ------------
  Net unrealized appreciation     $ 24,163,105
                                  ------------

(5) Shares of Beneficial InterestThe Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                Six Months Ended                  Year Ended
                                                December 31, 1995                 June 30, 1995
                                                -------------------------------   -----------------------------
                                                  Shares            Amount          Shares           Amount
---------------------------------------------------------------------------------------------------------------
Shares sold                                     1,888,202        $34,704,630       4,471,790       $60,983,226
Shares issued to shareholders
 in reinvestment of distributions                 784,320         14,196,197         123,788         1,687,224
Shares reacquired                                (155,090)        (2,887,642)       (384,807)       (6,152,083)
                                                ---------        -----------       ---------       ------------
  Net increase                                  2,517,432        $46,013,185       4,210,771       $56,518,367
                                                =========        ===========       =========       ===========

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank that permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended December 31, 1995 was $1,321.

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

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